    Exhibit 10.2

THIRD AMENDED AND RESTATED
COMPANY GUARANTY AGREEMENT

THIS THIRD AMENDED AND RESTATED COMPANY GUARANTY AGREEMENT dated as of September 25, 2019 (this “Company Guaranty Agreement”), is entered into between ASBURY AUTOMOTIVE GROUP, INC., a Delaware corporation (the “Guarantor” or the “Company”) and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for each of the Secured Parties (as defined in the Credit Agreement referenced below). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

RECITALS:

A.    Pursuant to a Second Amended and Restated Credit Agreement dated as of July 25, 2016 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), among the Company, the Subsidiaries of the Company party thereto from time to time as New Vehicle Borrowers (the “Existing New Vehicle Borrowers”) or Used Vehicle Borrowers (the “Existing Used Vehicle Borrowers” and, collectively with the Company and the Existing New Vehicle Borrowers, the “Existing Borrowers”), the Administrative Agent, Bank of America, N.A., as Revolving Swing Line Lender, New Vehicle Floorplan Swing Line Lender, Used Vehicle Floorplan Swing Line Lender and as an L/C Issuer, and the lenders party thereto from time to time (collectively, the “Existing Lenders”), the Existing Lenders agreed to provide (i) to the Company, a revolving credit facility with a letter of credit sublimit and swing line facility, (ii) to the Existing New Vehicle Borrowers, a revolving new vehicle floorplan facility, including a new vehicle swing line subfacility and (iii) to the Existing Used Vehicle Borrowers, a revolving used vehicle floorplan facility, including a used vehicle swing line subfacility.

B.    In connection with the Existing Credit Agreement, the Company entered into that certain Second Amended and Restated Company Guaranty Agreement dated as of July 25, 2016 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Guaranty Agreement”) pursuant to which the Guarantor guaranteed (the “Existing Guaranty”) the payment and performance in full of the Guaranteed Liabilities as defined therein.

C.    The Existing Borrowers have requested that the Existing Credit Agreement be amended and restated, on the terms set forth in that certain Third Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Subsidiaries of the Company party thereto from time to time as New Vehicle Borrowers or Used Vehicle Borrowers (collectively with the Company, the “Borrowers”), the Administrative Agent, Bank of America, N.A., as Revolving Swing Line Lender, New Vehicle Floorplan Swing Line Lender, Used Vehicle Floorplan Swing Line Lender and as an L/C Issuer, and the lenders party thereto from time to time (the “Lenders”).

D.    Certain additional extensions of credit may be made from time to time for the benefit of the Company or the other Loan Parties pursuant to certain Secured Cash Management Agreements and Secured Hedge Agreements (each as defined in the Credit Agreement).

E.    It is a condition precedent to the Secured Parties’ obligations to amend and restate the Existing Credit Agreement and make and maintain such extensions of credit that the Guarantor shall have executed and delivered this Company Guaranty Agreement to the Administrative Agent.

F.    Each of the other Loan Parties is a Subsidiary of the Company.

G.    The Company will materially benefit from the Loans to be made, and the Letters of Credit to be issued, under the Credit Agreement, and such other extensions of credit.

In order to induce the Secured Parties to make and maintain extensions of credit from time to time under the Credit Agreement and under the Secured Cash Management Agreements and Secured Hedge Agreements, the Existing Guaranty Agreement is hereby amended and restated, and the parties hereto agree as follows:

1.    Guaranty. The Company hereby unconditionally, absolutely, continually and irrevocably guarantees to the Administrative Agent for the benefit of the Secured Parties the payment and performance in full of the Guaranteed Liabilities (as defined below). For all purposes of this Company Guaranty Agreement, “Guaranteed Liabilities” means: (a) each Borrower’s prompt payment in full, when due or declared due and at all such times, of all Obligations and all other amounts pursuant to the terms of the Credit Agreement, the Notes, and all other Loan Documents heretofore, now or at any time or times hereafter owing, arising, due or payable from any Borrower to any one or more of the Secured Parties, including principal, interest, and fees (including fees and expenses of counsel); (b) each Loan Party’s prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by such Loan Party under the Credit Agreement, the Notes and all other Loan Documents; and (c) the prompt payment in full by each Loan Party, when due or declared due and at all such times, of obligations and liabilities now or hereafter arising under Secured Cash Management Agreements and Secured Hedge Agreements; provided, however, that the Guaranteed Liabilities shall not include any Excluded Swap Obligations. The Company’s obligations to the Secured Parties under this Company Guaranty Agreement are hereinafter referred to as the “Guarantor’s Obligations”.

The Company agrees that it is directly and primarily liable for the Guaranteed Liabilities.

Certain of the Guarantor’s Obligations are secured by various Security Instruments referred to in the Credit Agreement, including without limitation the Security Agreement.

For purposes of this Company Guaranty Agreement, the following terms have the following definitions:

“Facility Termination Date” means the date as of which all of the following shall have occurred: (a) the Aggregate Commitments have terminated, (b) all Obligations have been paid in full (other than (x) contingent indemnification obligations and (y) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements as to which arrangements satisfactory to the applicable Cash Management Bank or Hedge Bank have been made), and (c) all Letters of Credit have terminated or expired (other than Letters of Credit as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the L/C Issuers shall have been made).

2.    Payment.    If any Borrower or any other Loan Party shall default in payment or performance of any of the Guaranteed Liabilities, whether principal, interest, fees (including, but not limited to, fees and expenses of counsel), or otherwise, when and as the same shall become due, and after expiration of any applicable grace period, whether according to the terms of the Credit Agreement, by acceleration, or otherwise, or upon the occurrence and during the continuance of any Event of Default under the Credit Agreement, then the Company will, upon demand thereof by the Administrative Agent (which demand is (a) permitted or authorized (including with the consent of the Required Lenders, if applicable) under the Credit Agreement and (b) made in accordance with Section 10.02 of the Credit Agreement), (i) fully pay to the Administrative Agent, for the benefit of the Secured Parties, an amount equal to all the Guaranteed

Liabilities then due and owing or declared or deemed to be due and owing, including for this purpose, in the event of any Event of Default under Section 8.01(f) or 8.03(g) of the Credit Agreement (and irrespective of the applicability of any restriction on acceleration or other action as against any other Loan Party under any Debtor Relief Laws), the entire outstanding or accrued amount of all Obligations or (ii) perform such Guaranteed Liabilities, as applicable. For purposes of this Section 2, the Company acknowledges and agrees that “Guaranteed Liabilities” shall be deemed to include any amount (whether principal, interest or fees) which would have been accelerated in accordance with Section 8.02 or 8.04 of the Credit Agreement but for the fact that such acceleration could be unenforceable or not allowable under any Debtor Relief Law.

3.    Absolute Rights and Obligations. This is a guaranty of payment and not of collection. The Guarantor’s Obligations under this Company Guaranty Agreement shall be absolute and unconditional irrespective of, and the Company hereby expressly waives, to the extent permitted by law, any defense to its obligations under this Company Guaranty Agreement and all Security Instruments to which it is a party by reason of:

(a)    any lack of legality, validity or enforceability of the Credit Agreement, of any of the Notes, of any other Loan Document, or of any other agreement or instrument creating, providing security for, or otherwise relating to any of the Guarantor’s Obligations, any of the Guaranteed Liabilities, or any other guaranty of any of the Guaranteed Liabilities (the Loan Documents and all such other agreements and instruments being collectively referred to as the “Related Agreements”);

(b)    any action taken under any of the Related Agreements, any exercise of any right or power therein conferred, any failure or omission to enforce any right conferred thereby, or any waiver of any covenant or condition therein provided;

(c)    any acceleration of the maturity of any of the Guaranteed Liabilities of the Guarantor’s Obligations of any other Guarantor, or of any other obligations or liabilities of any Person under any of the Related Agreements;

(d)    any release, exchange, non-perfection, lapse in perfection, disposal, deterioration in value, or impairment of any security for any of the Guaranteed Liabilities, for any of the Guarantor’s Obligations of any Guarantor, or for any other obligations or liabilities of any Person under any of the Related Agreements;

(e)    any dissolution of any Borrower, any Guarantor, any other Loan Party or any other party to a Related Agreement, or the combination or consolidation of any Borrower, any Guarantor, any other Loan Party or any other party to a Related Agreement into or with another entity or any transfer or disposition of any assets of any Borrower, any Guarantor, any other Loan Party or any other party to a Related Agreement;

(f)    any extension (including without limitation extensions of time for payment), renewal, amendment, restructuring or restatement of, any acceptance of late or partial payments under, or any change in the amount of any borrowings or any credit facilities available under, the Credit Agreement, any of the Notes or any other Loan Document or any other Related Agreement, in whole or in part;

(g)    the existence, addition, modification, termination, reduction or impairment of value, or release of any other guaranty (or security therefor) of the Guaranteed Liabilities (including without limitation obligations arising under any other Guaranty or any other Loan Document now or hereafter in effect);

(h)    any waiver of, forbearance or indulgence under, or other consent to any change in or departure from any term or provision contained in the Credit Agreement, any other Loan Document or any other Related Agreement, including without limitation any term pertaining to the payment or performance of any of the Guaranteed Liabilities, any of the Guarantor’s Obligations of any other Guarantor, or any of the obligations or liabilities of any party to any other Related Agreement; or

(i)    any other circumstance whatsoever (with or without notice to or knowledge of the Company) which may or might in any manner or to any extent vary the risks of the Company, or might otherwise constitute a legal or equitable defense available to, or discharge of, a surety or a guarantor, including without limitation any right to require or claim that resort be had to any Borrower or any other Loan Party or to any collateral in respect of the Guaranteed Liabilities or Guarantor’s Obligations.

It is the express purpose and intent of the parties hereto that this Company Guaranty Agreement and the Guarantor’s Obligations hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment and performance as herein provided.

4.    Currency and Funds of Payment. All Guarantor’s Obligations will be paid in lawful currency of the United States of America and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Guaranteed Liabilities, or the rights of any Secured Party with respect thereto as against any Loan Party, or cause or permit to be invoked any alteration in the time, amount or manner of payment by any Loan Party of any or all of the Guaranteed Liabilities.

5.    Events of Default. Without limiting the provisions of Section 2 hereof, in the event that there shall occur and be continuing an Event of Default, then notwithstanding any collateral or other security or credit support for the Guaranteed Liabilities, at the election of the Administrative Agent (which election is permitted or authorized (including, with the consent of the Required Lenders, if applicable) under the Credit Agreement), and without notice thereof or demand therefor, each of the Guaranteed Liabilities and the Guarantor’s Obligations shall immediately be and become due and payable.

6.    Subordination. Until this Company Guaranty Agreement is terminated in accordance with Section 21 hereof, the Company hereby unconditionally subordinates all present and future debts, liabilities or obligations now or hereafter owing to the Company (i) of each Borrower, to the payment in full of the Guaranteed Liabilities and (ii) of each other Person now or hereafter constituting a Loan Party, to the payment in full of the obligations of such Loan Party owing to any Secured Party and arising under the Loan Documents or any Secured Cash Management Agreement or Secured Hedge Agreement. All amounts due under such subordinated debts, liabilities, or obligations shall, upon the occurrence and during the continuance of an Event of Default, be collected and, upon request by the Administrative Agent, paid over forthwith to the Administrative Agent for the benefit of the Secured Parties on account of the Guaranteed Liabilities, the Guarantor’s Obligations, or such other obligations, as applicable, and, after such request and pending such payment, shall be held by the Company as agent and bailee of the Secured Parties separate and apart from all other funds, property and accounts of the Company.

7.    Suits. The Company from time to time shall pay to the Administrative Agent for the benefit of the Secured Parties, on demand, at the Administrative Agent’s Office or such other address as the

Administrative Agent shall give notice of to the Company, the Guarantor’s Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Administrative Agent may proceed to suit against the Company. At the Administrative Agent’s election, one or more and successive or concurrent suits may be brought hereon by the Administrative Agent against the Company, whether or not suit has been commenced against any Borrower, any other Loan Party, or any other Person and whether or not the Secured Parties have taken or failed to take any other action to collect all or any portion of the Guaranteed Liabilities or have taken or failed to take any actions against any collateral securing payment or performance of all or any portion of the Guaranteed Liabilities, and irrespective of any event, occurrence, or condition described in Section 3 hereof.

8.    Set-Off and Waiver. The Company acknowledges the right of set off granted pursuant to Section 10.08 of the Credit Agreement and waives any right to assert against any Secured Party as a defense, counterclaim, set-off, recoupment or cross claim in respect of its Guarantor’s Obligations, any defense (legal or equitable) or other claim which the Company may now or at any time hereafter have against any Borrower or any other Loan Party or any or all of the Secured Parties without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to the Company.

9.    Waiver of Notice; Subrogation.

(a)    The Company hereby waives to the extent permitted by law notice of the following events or occurrences: (i) acceptance of this Company Guaranty Agreement; (ii) the Lenders’ heretofore, now or from time to time hereafter making Loans and issuing Letters of Credit and otherwise loaning monies or giving or extending credit to or for the benefit of any Borrower or any other Loan Party, or otherwise entering into arrangements with any Loan Party giving rise to Guaranteed Liabilities, whether pursuant to the Credit Agreement or the Notes or any other Loan Document or Related Agreement or any amendments, modifications, or supplements thereto, or replacements or extensions thereof; (iii) presentment, demand, default, non-payment, partial payment and protest; and (iv) any other event, condition, or occurrence described in Section 3 hereof. The Company agrees that each Secured Party may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as each Secured Party, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing the Company from its Guarantor’s Obligations, and the Company hereby consents to each and all of the foregoing events or occurrences.

(b)    The Company hereby agrees that payment or performance by the Company of its Guarantor’s Obligations under this Company Guaranty Agreement may be enforced by the Administrative Agent on behalf of the Secured Parties upon demand by the Administrative Agent to the Company without the Administrative Agent being required, the Company expressly waiving to the extent permitted by law any right it may have to require the Administrative Agent, to (i) prosecute collection or seek to enforce or resort to any remedies against any Borrower or any other Guarantor or any other guarantor of the Guaranteed Liabilities, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Administrative Agent or any Lender or other party to a Related Agreement by any Borrower, any other Guarantor or any other Person on account of the Guaranteed Liabilities or any guaranty thereof, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY THE COMPANY THAT DEMAND UNDER THIS COMPANY GUARANTY AGREEMENT MAY BE MADE BY THE ADMINISTRATIVE AGENT, AND THE PROVISIONS HEREOF ENFORCED BY THE ADMINISTRATIVE AGENT, EFFECTIVE AS OF THE FIRST DATE

ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER THE CREDIT AGREEMENT.

(c)    The Company further agrees that with respect to this Company Guaranty Agreement the Company shall not exercise any of its rights of subrogation, reimbursement, contribution, indemnity or recourse to security for the Guaranteed Liabilities until 93 days immediately following the Facility Termination Date shall have elapsed without the filing or commencement, by or against any Loan Party, of any state or federal action, suit, petition or proceeding seeking any reorganization, liquidation or other relief or arrangement in respect of creditors of, or the appointment of a receiver, liquidator, trustee or conservator in respect to, such Loan Party or its assets. This waiver is expressly intended to prevent the existence of any claim in respect to such subrogation, reimbursement, contribution or indemnity by the Company against the estate of any other Loan Party within the meaning of Section 101 of the Bankruptcy Code, in the event of a subsequent case involving any other Loan Party. If an amount shall be paid to the Company on account of such rights at any time prior to termination of this Company Guaranty Agreement in accordance with the provisions of Section 21 hereof, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent, for the benefit of the Secured Parties, to be credited and applied upon the Guarantor’s Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or otherwise as the Secured Parties may elect. The agreements in this subsection shall survive repayment of all of the Guarantor’s Obligations, the termination or expiration of this Company Guaranty Agreement in any manner, including but not limited to termination in accordance with Section 21 hereof, and occurrence of the Facility Termination Date.

10.    Effectiveness; Enforceability. This Company Guaranty Agreement shall be effective as of the date first above written and shall continue in full force and effect until termination in accordance with Section 21 hereof. Any claim or claims that the Secured Parties may at any time hereafter have against the Company under this Company Guaranty Agreement may be asserted by the Administrative Agent on behalf of the Secured Parties by written notice directed to the Company in accordance with Section 23 hereof.

11.    Representations, Warranties and Covenants; Agreement regarding Interest.

(a)    The Company hereby makes each representation and warranty made in the Credit Agreement by it or by each other Borrower with respect to the Company. The Company covenants and agrees that until the Facility Termination Date, it will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Credit Agreement to be performed by it or them or that any Borrower has agreed, in the Credit Agreement, to cause it or them to perform.

(b)    The Company agrees that any amounts required to be paid by it pursuant to the Loan Documents may bear interest in accordance with Section 2.16(b)(ii) of the Credit Agreement.

12.    Expenses. The Company agrees to be liable for the payment of all reasonable fees and expenses, including fees and expenses of counsel, incurred by any Secured Party in connection with the enforcement of this Company Guaranty Agreement, whether or not suit be brought.

13.    Reinstatement. The Company agrees that this Company Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by any Secured Party in respect of any Guaranteed Liabilities is rescinded or must be restored for any reason, or is repaid by any Secured Party in whole or in part in good faith settlement of any pending or threatened avoidance claim.

14.    Reliance. The Company represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that: (a) the Company has adequate means to obtain on a continuing basis (i) from each Borrower, information concerning the Loan Parties and the Loan Parties’ financial condition and affairs and (ii) from other reliable sources, such other information as it deems material in deciding to provide this Company Guaranty Agreement (“Other Information”), and has full and complete access to the Loan Parties’ books and records and to such Other Information; (b) the Company is not relying on any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, to provide any such information, now or in the future; (c) the Company has been furnished with and reviewed the terms of the Credit Agreement and such other Loan Documents and Related Agreements as it has requested, is executing this Company Guaranty Agreement freely and deliberately, and understands the obligations and financial risk undertaken by providing this Company Guaranty Agreement; (d) the Company has relied solely on the Company’s own independent investigation, appraisal and analysis of the Borrowers and the other Loan Parties, each such Person’s financial condition and affairs, the “Other Information”, and such other matters as it deems material in deciding to provide this Company Guaranty Agreement and is fully aware of the same; and (e) the Company has not depended or relied on any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, for any information whatsoever concerning the Loan Parties or the Loan Parties’ financial condition and affairs or any other matters material to the Company’s decision to provide this Company Guaranty Agreement, or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision. The Company agrees that no Secured Party has any duty or responsibility whatsoever, now or in the future, to provide to the Company any information concerning any Borrower or any other Loan Party or any such Person’s financial condition and affairs, or any Other Information, other than as expressly provided herein, and that, if the Company receives any such information from any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, the Company will independently verify the information and will not rely on any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, with respect to such information.

15.    Rules of Interpretation. The rules of interpretation contained in Section 1.03 of the Credit Agreement shall be applicable to this Company Guaranty Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any extension of credit referred to herein or guaranteed hereby.

16.    Entire Agreement. This Company Guaranty Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements, understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Except as provided in Section 21, neither this Company Guaranty Agreement nor any portion or provision hereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

17.    Binding Agreement; Assignment. This Company Guaranty Agreement and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and thereto, and to their respective heirs, legal representatives, successors and assigns; provided, however, that the Company shall not be permitted to assign any of its rights, powers, duties or obligations under this Company Guaranty Agreement or any other interest herein except as expressly permitted herein or in the

Credit Agreement. Without limiting the generality of the foregoing sentence of this Section 17, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article IX thereof (concerning the Administrative Agent) and Section 10.06 thereof concerning assignments and participations. All references herein to the Administrative Agent shall include any successor thereof.

18.    Secured Cash Management Agreements and Secured Hedging Agreements. No Secured Party (other than the Administrative Agent) that obtains the benefit of this Company Guaranty Agreement shall have any right to notice of any action or to consent to, direct or object to any action hereunder (including the release, impairment or modification of the Guarantor’s Obligations or security therefor) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Company Guaranty Agreement to the contrary, the Administrative Agent shall only be required to verify the payment of, or that other satisfactory arrangement have been made with respect to, the Secured Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements to the extent the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as it may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Secured Party not a party to the Credit Agreement that obtains the benefit of this Company Guaranty Agreement shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Administrative Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Credit Agreement.

19.    Severability. The provisions of this Company Guaranty Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Company Guaranty Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

20.    Counterparts. This Company Guaranty Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Company Guaranty Agreement to produce or account for more than one such counterpart executed by the Company. Without limiting the foregoing provisions of this Section 20, the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Company Guaranty Agreement.

21.    Termination. Subject to reinstatement pursuant to Section 13 hereof, this Company Guaranty Agreement and all of the Guarantor’s Obligations hereunder (excluding those Guarantor’s obligations relating to Guaranteed Liabilities that expressly survive such termination) shall terminate on the Facility Termination Date.

22.    Remedies Cumulative. All remedies hereunder are cumulative and are not exclusive of any other rights and remedies of the Administrative Agent or any other Secured Party provided by law or under the Credit Agreement, the other Loan Documents or other applicable agreements or instruments. The making of the Loans and other credit extensions pursuant to the Credit Agreement and other Related

Agreements shall be conclusively presumed to have been made or extended, respectively, in reliance upon the Guarantor’s guaranty of the Guaranteed Liabilities pursuant to the terms hereof.

23.    Notices. Any notice required or permitted hereunder shall be given, (a) with respect to the Company, at the address of the Company indicated in Schedule 10.02 of the Credit Agreement and (b) with respect to the Administrative Agent or any other Secured Party, at the Administrative Agent’s address indicated in Schedule 10.02 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.

24.    Governing Law; Venue; Waiver of Jury Trial.

(a)    THIS COMPANY GUARANTY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

(b)    THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS COMPANY GUARANTY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN NEW YORK COUNTY, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS COMPANY GUARANTY AGREEMENT, THE COMPANY EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY, ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND THE COMPANY HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

(c)    THE COMPANY AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS FOR NOTICES TO THE COMPANY IN EFFECT PURSUANT TO SECTION 23 HEREOF, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

(d)    NOTHING CONTAINED IN SUBSECTIONS (b) or (c) HEREOF SHALL PRECLUDE THE ADMINISTRATIVE AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS COMPANY GUARANTY AGREEMENT OR ANY OTHER LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION WHERE THE COMPANY OR ANY OF THE COMPANY’S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY

BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER MAY BE AVAILABLE UNDER APPLICABLE LAW.

(e)    IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS COMPANY GUARANTY AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, THE COMPANY AND THE ADMINISTRATIVE AGENT ON BEHALF OF THE SECURED PARTIES HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT ANY SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.

(f)    THE COMPANY HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.

25.    Amendment and Restatement. Notwithstanding this amendment and restatement of the Existing Guaranty Agreement, (i) all of the indebtedness, liabilities and obligations owing by the Guarantor or any other Person under the Existing Guaranty Agreement shall continue as obligations hereunder, as amended hereby, and shall continue as obligations hereunder, as amended hereby, and (ii) this Company Guaranty Agreement is given as a substitution of, and not as a payment of the indebtedness, liabilities and obligations of the Guarantor under, the Existing Guaranty Agreement and neither the execution and delivery of this Company Guaranty Agreement nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Existing Guaranty Agreement or the Existing Guaranty created thereunder.

[Signature page follows.]

    IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Company Guaranty Agreement as of the day and year first written above.

COMPANY GUARANTOR:
ASBURY AUTOMOTIVE GROUP, INC.
By:    /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Vice President and Treasurer

Asbury Automotive Group, Inc.
THIRD AMENDED AND RESTATED COMPANY GUARANTY
Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent
By:    /s/ Linda K. Lov
Typed Name:    Linda K. Lov
Typed Title:    Assistant Vice President

Asbury Automotive Group, Inc.
THIRD AMENDED AND RESTATED COMPANY GUARANTY
Signature Page